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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 28, 2003

                          WILLIAMS ENERGY PARTNERS L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHAPTER)

            DELAWARE                              1-16335                        73-1599053
  (STATE OR OTHER JURISDICTION                  (COMMISSION                     (IRS EMPLOYER
        OF INCORPORATION)                       FILE NUMBER)                  IDENTIFICATION NO.)

    P.O. BOX 22186, TULSA, OKLAHOMA                                              74121-2186
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 934-6571

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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Items 9 and 12. Regulation FD Disclosure and Results of Operations and Financial
Condition.

         Williams Energy Partners L.P. (the "Partnership") wishes to disclose its press release dated April 28, 2003, furnished herewith as Exhibit 99.

         The non-generally accepted accounting principle financial measure of operating margin (in the aggregate and by segment), is presented in the Partnership's earnings release. The components of operating margin are computed by using amounts which are determined in accordance with generally accepted accounting principles ("GAAP"). As part of our press release information, the Partnership has provided a reconciliation of operating margin to operating profit, which is its nearest comparable GAAP financial measure.

         The Partnership believes that investors benefit from having access to the same financial measures being utilized by management. Operating margin is an important performance measure of the economic success of the Partnership's core operations and individual asset locations. This measure forms the basis of its internal financial reporting and is used by senior management in deciding how to allocate capital resources between segments. Operating profit, however, includes expense items that management does not consider when evaluating the core profitability of an operation such as depreciation and general and administrative costs.

         The Partnership defines operating margin as operating profit before:
(1) applicable depreciation and amortization amounts, and (2) affiliate general and administrative expenses. Operating margin is exclusive of other income and expense transactions and provision for income taxes.

         In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WILLIAMS ENERGY PARTNERS L.P.

                                        BY:  WEG GP LLC
                                             its General Partner


Date:  April 28, 2003                   By:  /s/ Brian K. Shore
                                           -----------------------------------
                                        Name:  Brian K. Shore
                                        Title:  Corporate Secretary


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                                  EXHIBIT INDEX

99.      Copy of the Partnership's press release dated April 28, 2003.